UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest
event reported) March 10, 2016

1st CENTURY BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34226	26-1169687
(State of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

1875 Century Park East, Suite 1400, Los Angeles, California 90067

(Address of principal executive offices and zip code)

(310) 270-9500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement.

Merger Agreement

On March 10, 2016, 1st Century Bancshares, Inc., a Delaware corporation (the “Company” or “1st Century”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), with Midland Financial Co., an Oklahoma corporation (“Midland”), and MC 2016 Corp., a Delaware corporation and wholly-owned subsidiary of Midland (“Merger Sub”), pursuant to which, upon the terms and subject to the conditions set forth therein, Merger Sub will merge (the “Merger”) with and into 1st Century, with 1st Century surviving the Merger as a wholly-owned subsidiary of Midland.  Simultaneously with the Merger, 1st Century Bank, a national banking association and a wholly-owned subsidiary of the Company (“1st Century Bank”) will merge (the “Bank Merger”) with and into MidFirst Bank, a federal savings association and a wholly-owned subsidiary of Midland (“MidFirst”), with MidFirst surviving the Bank Merger.  Immediately after the Merger and Bank Merger described above, 1st Century, as the surviving corporation in the Merger, will merge with and into Midland, with Midland as the surviving corporation.

Subject to the terms and conditions set forth in the Merger Agreement, upon consummation of the Merger, each outstanding share of 1st Century common stock, par value $0.01 per share (“1st Century Common Stock”), excluding shares owned by Midland, the Company or either of their subsidiaries (subject to certain exceptions) or shares owned by stockholders who have validly made and not effectively withdrawn a demand for appraisal rights, will be converted into the right to receive $11.22 in cash (the “Per Share Merger Consideration”).

In addition, each share of 1st Century Common Stock subject to vesting, repurchase, transfer or other lapse restrictions pursuant to any of 1st Century’s benefit plans (each, a “1st Century Restricted Share”) that is outstanding immediately prior to the effective time of the Merger will vest in full and become free of such restrictions and any repurchase right will lapse, and the holder thereof will be entitled to receive the Per Share Merger Consideration with respect to each such 1st Century Restricted Share.

Consummation of the Merger is subject to certain closing conditions, including: (i) the adoption of the Merger Agreement by the holders of a majority of the outstanding shares of 1st Century Common Stock as of the applicable record date; (ii) the receipt of certain regulatory approvals required from the Federal Reserve and the Office of the Comptroller of the Currency without the imposition of a Burdensome Condition (as defined in the Merger Agreement); and (iii) the absence of any law or order prohibiting the Merger or the other transactions contemplated by the Merger Agreement.  The obligation of each party to consummate the Merger is also conditioned upon the accuracy of the other party’s representations and warranties (subject to customary materiality qualifiers) and the other party’s performance in all material respects of its obligations contained in the Merger Agreement.

In addition, the obligation of Midland to consummate the Merger is further conditioned on (i) the absence of a Company Material Adverse Effect (as defined in the Merger Agreement) with respect to 1st Century and (ii) certain conditions regarding (A) the continued employment of the Company’s Chief Executive Officer and Chief Operating Officer and (B) such officers’ compliance with obligations under the employment agreements entered into with MidFirst concurrently with the execution and delivery of the Merger Agreement.

Midland and 1st Century have made customary representations, warranties and covenants in the Merger Agreement for a transaction of this type.  Subject to certain exceptions, 1st Century and Midland have agreed to use their respective reasonable best efforts to obtain necessary regulatory approvals.  In addition, 1st Century has agreed, among other things, to covenants relating to (i) the conduct of its business during the interim period between the execution of the Merger Agreement and the consummation of the Merger, (ii) facilitating 1st Century’s stockholders’ consideration of, and voting upon, the adoption of the Merger Agreement and certain related matters as applicable, (iii) the recommendation by the board of directors of 1st Century (the “Board”) in favor of the adoption by 1st Century’s stockholders of the Merger Agreement and certain related matters as applicable and (iv) non-solicitation obligations relating to alternative business combination transactions, subject to certain exceptions to allow the Board to exercise its fiduciary duties as set forth in the Merger Agreement.

The Merger Agreement contains certain termination rights for both Midland and 1st Century, including if (i) the necessary regulatory approvals are denied or the consummation of the Merger is legally prohibited or enjoined, (ii) the Merger is not consummated by March 10, 2017, (iii) there has been a breach by the other party that is not cured such that the applicable closing conditions are not satisfied, or (iv) the approval of 1st Century’s stockholders is not obtained.  Subject to certain conditions, the Company may terminate the Merger Agreement prior to stockholder approval of the Merger to enter into a transaction which constitutes a superior proposal.  Upon termination of the Merger Agreement under specified circumstances, the Company may be required to pay Midland a termination fee of $4,500,000 or reimburse certain of Midland’s expenses up to $1,000,000 (which reimbursement will reduce, on a dollar for dollar basis, any termination fee subsequently payable by the Company).

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement attached hereto as Exhibit 2.1 and incorporated by reference herein.

The Merger Agreement and the above description of the Merger Agreement have been included to provide investors and security holders with information regarding the terms of the Merger Agreement.  The Merger Agreement and the above description are not intended to provide any other factual information about Midland, 1st Century, or their respective subsidiaries or affiliates.  The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement and as of specific dates; were solely for the benefit of the parties to the Merger Agreement; may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each contracting party to the other for the purposes of allocating contractual risk between them rather than establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors.  Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of Midland, 1st Century or any of their respective subsidiaries, affiliates or businesses.  Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by the parties.  Accordingly, investors should read the representations and warranties in the Merger Agreement not in isolation but only in conjunction with the other information about 1st Century and 1st Century Bank that is or will be contained in, or incorporated by reference into, reports, statements and other filings 1st Century makes with the United States Securities and Exchange Commission (the “SEC”).

Voting Agreements

As a condition and inducement to the willingness of Midland to enter into the Merger Agreement, concurrently with the execution and delivery of the Merger Agreement, Midland entered into a voting agreement with the directors and executive officers of the Company, who collectively own approximately 21.5% of the outstanding 1st Century Common Stock, in their capacity as stockholders of the Company. The voting agreement requires such stockholders to vote all of their shares of 1st Century Common Stock in favor of adoption of the Merger Agreement and certain related matters as applicable and against alternative transactions and generally prohibits them from entering into agreements regarding or transferring their shares, subject to certain exceptions. The voting agreement also prohibits the stockholders party thereto from soliciting or negotiating any alternative business combination transactions. The voting agreement will terminate upon the earlier to occur of (i) the consummation of the Merger or (ii) the termination of the Merger Agreement in accordance with its terms.

Shareholder Non-Compete and Restrictive Covenant Agreement

As a condition and inducement to the willingness of Midland to enter into the Merger Agreement, concurrently with the execution and delivery of the Merger Agreement, Midland also entered into shareholder non-compete and restrictive covenant agreements (the “restrictive covenant agreements”) with each of Dave Brooks, Jason DiNapoli, Barry Pressman, Alan Rothenberg and Lewis Wolff, as officers and/or directors and stockholders of 1st Century (the effectiveness of which is conditioned upon closing of the Merger).  Subject to certain limitations set forth therein, the restrictive covenant agreements provide that such signatories are prohibited, for three years (or four years in the case of Mr. DiNapoli and five years in the case of Mr. Rothenberg) after the closing of the Merger, from, among other things: (i) holding certain investments in or performing services that are generally performed by an executive officer for any business which is competitive with the Company; (ii) soliciting for employment anyone who was an employee of the Company before the closing of the Merger; and (iii) soliciting any individual or entity that was a customer of 1st Century on or in the sixth month period preceding the closing of the Merger to reduce the extent of such customer’s relationship with the Company.

Employment Agreements

As a condition and inducement to the willingness of Midland to enter into the Merger Agreement, concurrently with the execution and delivery of the Merger Agreement, eight employees of the Company, including each of the Company’s Chief Executive Officer, Chief Operating Officer and Chief Financial Officer, entered into employment agreements with MidFirst (the effectiveness of which is conditioned upon closing of the Merger).

Item 5.03         Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On March 10, 2016, the Board amended the Company’s Bylaws (the “Bylaws”) by adding a new Section 5 to Article VII therein (the “Amendment”), which provides that unless the Company consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer, other employee or stockholder of the Company to the Company or the Company’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the General Corporation Law of the State of Delaware or the Company’s Certificate of Incorporation (the “Certificate”) or the Bylaws, (iv) any action to interpret, apply, enforce or determine the validity of the Certificate or the Bylaws or (v) any action asserting a claim governed by the internal affairs doctrine will be the Court of Chancery of the State of Delaware, or, if the Court of Chancery of the State of Delaware does not have jurisdiction, the federal district court for the District of Delaware. The new provision further provides that any stockholder of the Company will be deemed to have consented to the provision.

The Bylaws, as amended, are filed as Exhibit 3.1 to this report and are incorporated by reference herein.  The foregoing summary of the Amendment is qualified in its entirety by reference to the full text of the Bylaws, as amended.

Item 8.01         Other Events

On March 10, 2016, Midland and 1st Century issued a joint press release announcing that they had entered into the Merger Agreement, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of 1st Century by Midland.  In connection with the Merger, 1st Century intends to file relevant materials with the SEC, including a preliminary proxy statement on Schedule 14A.  Following the filing of the definitive proxy statement with the SEC, 1st Century will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting of stockholders relating to the Merger.  STOCKHOLDERS ARE URGED TO CAREFULLY READ THESE MATERIALS IN THEIR ENTIRETY (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT 1ST CENTURY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER.  The proxy statement and other relevant materials (when available), and any and all documents filed by 1st Century with the SEC, may also be obtained for free at the SEC’s website at www.sec.gov.  In addition, stockholders may obtain free copies of the documents filed with the SEC by 1st Century via 1st Century’s Investor Relations section of its website at www.1cbank.com or by contacting Jessica R. Graham, Corporate Secretary, 1st Century Bancshares, Inc., 1875 Century Park East, Suite 1400, Los Angeles, CA 90067, (310) 270-9500.

1st Century and its directors and officers may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the Merger Agreement.  Information regarding 1st Century’s directors and executive officers is contained in 1st Century’s proxy statement dated April 7, 2015, previously filed with the SEC.  To the extent holdings of securities by such directors or executive officers have changed since the amounts printed in 1st Century’s 2015 proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.  Additional information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement to be filed by 1st Century in connection with the Merger.

Cautions Regarding Forward Looking Statements

Statements about 1st Century and its business in this communication which are not statements of historical fact, including, but not limited to, statements regarding the expected completion of the Merger (including the timing thereof), the ability to consummate the Merger (including but not limited to the receipt of all required regulatory approvals), 1st Century’s future strategy and plans and commentary regarding future results of operations and prospects, are forward-looking statements and are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995.  These statements are based on our current expectations, estimates and assumptions, and are subject to many risks, uncertainties and unknown future events that could cause actual results to differ materially.  Actual results may differ materially from those set forth in this communication due to the risks and uncertainties related to the Merger and/or inherent in our business, including, without limitation: the risk that 1st Century stockholders do not approve the Merger; the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the response by stockholders to the Merger; the failure to satisfy each of the conditions to the consummation of the Merger, including but not limited to, the risk that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Merger on acceptable terms, or at all; risks related to disruption of management’s attention from the Company’s ongoing business operations due to the Merger; the effect of the announcement of the Merger on the Company’s relationships with its customers, suppliers, operating results and business generally; the risk that any announcements relating to the Merger could have adverse effects on the market price of 1st Century Common Stock; the outcome of any legal proceedings related to the Merger; risks related to employee retention as a result of the Merger; the risk that the Merger will not be consummated within the expected time period or at all; the impact of changes in interest rates; political instability; changes in the monetary policies of the U.S. Government; a renewed decline in economic conditions or continued sluggish growth; deterioration in the value of California real estate, both residential and commercial; an increase in the level of non-performing assets and charge-offs; further increased competition among financial institutions; the Company’s ability to continue to attract interest bearing deposits and quality loan customers; further government regulation, including regulations regarding capital requirements, and the implementation and costs associated with the same; internal and external fraud and cyber-security threats including the loss of bank or customer funds, loss of system functionality or the theft or loss of data; and management’s ability to successfully manage 1st Century’s operations.  For a discussion of these and other factors that could impact our operations or financial results and cause our results to differ materially from those in the forward-looking statements, please refer to our filings with the SEC, particularly our Annual Report on Form 10-K for the fiscal year ended December 31, 2015.  Forward-looking statements speak only as of the date they are made and 1st Century is under no obligation to (and specifically disclaims any such obligation to) update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
No.	Description

2.1*	Agreement and Plan of Merger, dated March 10, 2016, by and among Midland Financial Co., MC 2016 Corp., and 1st Century Bancshares, Inc.

3.1	Bylaws of 1st Century Bancshares, Inc., as amended on March 10, 2016.

99.1	Joint Press Release, dated March 10, 2016.

*Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K.  1st Century agrees to furnish supplementally a copy of any omitted schedules or exhibits to the SEC upon request; provided, however, that 1st Century may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any schedule or exhibit so furnished.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1st Century Bancshares, Inc.

	By:	/s/ Jason P. DiNapoli
	Name:	Jason P. DiNapoli
	Title:	President and Chief Operating Officer
Date: March 10, 2016

EXHIBIT INDEX

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated March 10, 2016, by and among Midland Financial Co., MC 2016 Corp., and 1st Century Bancshares, Inc.
3.1	Bylaws of 1st Century Bancshares, Inc., as amended on March 10, 2016.
99.1	Joint Press Release, dated March 10, 2016.

*Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K.  1st Century agrees to furnish supplementally a copy of any omitted schedules or exhibits to the SEC upon request; provided, however, that 1st Century may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any schedule or exhibit so furnished.